UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 4, 2010
Date of Report (Date of earliest event reported)

URANIUM ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada	001-33706	98-0399476
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 N. Shoreline Blvd., Suite 800N, Corpus Christi, Texas	78471
(Address of principal executive offices)	(Zip Code)

(512) 828-6980
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 8 - OTHER EVENTS

Item 8.01        Other Events

On May 4, 2010, Uranium Energy Corp. (the "Company") issued a news release providing a near-term production update on each of its Palangana and Goliad in-situ recovery (ISR) uranium projects and an update on its current and anticipated balance sheet and capital structure. The news release is attached to this Current Report on Form 8-K as Exhibit 99.1.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01        Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.

(c) Shell company transactions.

Not applicable.

(d) Exhibits.
Exhibit No.	Description of Exhibit
99.1	News release dated May 4, 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
URANIUM ENERGY CORP.
Date: May 4, 2010.	By:	/s/ Pat Obara Name: Pat Obara Title: Chief Financial Officer

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